UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 27, 2020

EQUITY RESIDENTIAL
(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(312) 474-1300
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Equity Residential)	EQR	New York Stock Exchange
7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities
Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2020, Equity Residential (the “Company”) announced that Alan W. George, 62, its Executive Vice President and Chief Investment Officer since 2002, will step down from his role as Chief Investment Officer as of September 1, 2020 (the “Transition Date”), and retire from the Company in March 2021. The Company also announced that Mr. George will be succeeded as Chief Investment Officer by Alexander Brackenridge, currently Executive Vice President – Investments, effective as of the Transition Date. From the Transition Date through his retirement, Mr. George shall serve as Executive Vice President – Investments, reporting directly to the Chief Executive Officer and assisting in the transition of his responsibilities to Mr. Brackenridge.
Mr. Brackenridge, 56, who has been Executive Vice President – Investments of the Company since February 2015, served as the Company’s Senior Vice President – Investments from May 2002 to January 2015 and has held various investments and asset management positions within the Company since 1993.
Pursuant to a Retirement Agreement entered into between Mr. George and the Company on February 27, 2020, Mr. George will be eligible to receive a prorated cash bonus in early 2022 for his 2021 service, determined by the Company’s Board of Trustees at the same time and in the same manner as for the Company’s other executive officers. Mr. George will also be entitled to certain retirement benefits as previously disclosed in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 23, 2019. No severance will be payable to Mr. George in connection with his retirement.
A copy of the press release announcing Mr. George’s retirement and Mr. Brackenridge’s appointment is attached as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1
Press Release, dated February 27, 2020, announcing the retirement of Alan W. George, Executive Vice President and Chief Investment Officer and appointment of Alexander Brackenridge as Mr. George’s successor.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: February 27, 2020	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: February 27, 2020		By:	/s/ Scott J. Fenster
		Name:	Scott J. Fenster
		Its:	Executive Vice President and General Counsel

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